Exhibit 10.5.2

Ratification and Extension Agreement

THIS Agreement is made and entered into this 1st day of April, 2008, by and between Millennium Group Worldwide Incorporated, a Florida corporation with its principal place of business at 2825 N. 10th Street, St. Augustine, Florida 32084 ("MGW”), and Wandana International Jambo Coffees & Teas, Inc with a principal place of business at (“Wandana”), 200 Business Circle #106, St. Augustine, FL.32905 and Jax Roasters, Inc. (“Jax”), located at 200 Business Circle #106, St. Augustine, FL.32905   (collectively  “we, us, the parties or the group hereinafter referred to as “Wandana”).

WHEREAS, MGW have entered into a Shareholders Agreement dated 25th February, 2007 (the “Prior Shareholders Agreement”);

WHEREAS, the Prior Shareholders Agreement (at third WHEREAS paragraph) and the Prior Amendment (Now Therefore, Paragraph 2) was conditioned upon MGW obtaining adequate funding under its Form S-1 Registration, such period of time having already expired as a function of the registration and review process;

WHEREAS, both MGW and Wandana wish to ratify the Prior Shareholders Agreement Amendment and extend the period that will satisfy the Now Therefore, Paragraph 2 condition as to timing.

NOW, THEREFORE, the parties agree as follows:

1.

MGW and Wandana hereby ratify the Prior Shareholders Agreement and Amendments in all respects;

2.

Section, Now Therefore, Paragraph 2  of the Amendment relating to timing of funding is extended to June 1st, 2008; and

3.

This Agreement, together with the Prior Shareholders Agreement and Amendments as hereby incorporated by reference, constitutes the entire understanding between the parties relating to the subject matter hereof, and no amendment or modification to this Agreement shall be valid or binding upon the parties unless made in writing and signed by each party.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first written above.

Exhibit 10.5.2

MILLENNIUM GROUP WORLD INCORPORATED

(Signature)

Julius Jackson, Sr.- Chairman__

WANDANA INTERNATIONAL JAMBO COFFEES & TEAS, INC.

(Signature)

____________________________________

(Typed or Printed Name and Title)

JAX ROASTERS, INC.

____________________________________

(Signature)

____________________________________

(Typed or Printed Name and Title)